SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 21, 2008
Date of Report (Date of earliest event reported)
TRANSFORMA ACQUISITION GROUP INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33210	20-5389307

(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
747 Third Avenue, 38th Floor
New York, NY 10017
(Address of principal executive offices, including zip code)
(646) 521-7805
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On November 21, 2008, the board of directors of Transforma Acquisition Group Inc. announced that it has determined that the company will not consummate a business combination by the December 26, 2008 deadline under its charter to do so, and that it is advisable that the corporation be dissolved. As a result, Transforma intends to convene a special meeting of its stockholders on December 22, 2008 to vote on a plan of liquidation and dissolution of the company. The record date for the special meeting is December 1, 2008.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Description	Number

Press Release dated November 21, 2008	99.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transforma Acquisition Group Inc.
Date: November 21, 2008	By: /s/ Larry J. Lenhart

	Name:	Larry J. Lenhart
	Title:	President and Chief Executive Officer

Exhibit Index

Description	Number

Press Release dated November 21, 2008	99.1